UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2013

ENTERTAINMENT GAMING ASIA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit C1, Ground Floor, Koon Wah Building No. 2 Yuen Shun Circuit Yuen Chau Kok, Shatin New Territories, Hong Kong
(Address of principal executive offices)

+ 852-3147 6600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on July 26, 2013, for purposes of:

  electing five directors, each to serve until our 2014 Annual Meeting of stockholders;
  ratifying the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2013;
  non-binding advisory vote of the compensation of the Company’s named executive officers; and
  non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

All of the persons nominated to serve on our board of directors, namely Clarence (Yuk Man) Chung, Vincent L. DiVito, John W. Crawford, J.P., Samuel (Yuen Wai) Tsang and Anthony (Kanhee) Tyen, Ph.D., were elected to our board of directors with shares voted as follows:

	Shares voted for	Shares withheld
Clarence (Yuk Man) Chung	15,433,247	221,648
Vincent L. DiVito	15,454,540	200,355
John W. Crawford, J.P.	15,461,316	193,579
Samuel (Yuen Wai) Tsang	15,516,515	138,380
Anthony (Kanhee) Tyen, Ph.D.	15,526,080	128,815

There were 11,578,573 broker non-votes for this proposal.

Our shareholders ratified the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2013 with shares voted as follows:

Shares voted for	27,193,378
Shares against	34,505
Shares abstaining	5,585

Our shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement with shares voted as follows:

Shares voted for	15,529,154
Shares against	111,682
Shares abstaining	14,059

There were 11,578,573 broker non-votes for this proposal.

Our shareholders approved, on a non-binding advisory basis, one year as the frequency of shareholder non-binding advisory votes on the compensation of the Company’s named executive officers, as disclosed in the proxy statement with shares voted as follows:

Shares voted for every one year	15,443,173
Shares voted for every two years	6,860
Shares voted for every three years	17,199
Shares abstaining	187,663

There were 11,578,573 broker non-votes for this proposal.

We have determined, in light of and consistent with the advisory vote of our stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, to hold an advisory vote on the compensation of the Company’s named executive officers annually until occurrence of the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT GAMING ASIA INC.

Dated: July 26, 2013	/s/ Clarence Chung
Clarence (Yuk Man) Chung
Chief Executive Officer